August 2-3, 2016 Keefe, Bruyette & Woods Community Bank Investor Conference 1

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd- Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

Park National Corporation (PRK) Profile (as of June 30, 2016) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio counties • 112 bank branches • 6 specialty finance offices • 1,778 FTEs 3

Park Executive Management  David L. Trautman – President and CEO– Age: 55 President , CEO and Board Member of The Park National Bank and Park National Corporation (Park) headquartered in Newark, Ohio. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation and Dawes Arboretum.  C. Daniel DeLawder – Chairman – Age: 66 Chairman and Board Member of The Park National Bank and Park National Corporation headquartered in Newark, Ohio. He served previously as CEO of The Park National Bank and Park for 15 years. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. Leadership Team 4

Park Executive Management (continued)  Brady T. Burt – Chief Financial Officer – Age: 44 Chief Financial Officer of Park since 2012. Formally served as the Chief Accounting Officer with Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. In addition, he currently is a board member and serves on the Finance Committee of the Licking County United Way, is a board member of Habitat MidOhio, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation.  Matthew R. Miller – Chief Accounting Officer – Age: 38 Chief Accounting Officer of Park since 2012. He served previously as an Accounting Vice President with Park beginning in April 2009. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. In addition, he currently is a board member of the Next Generation Advisory Board of the Ohio Bankers League, is a board member of the YMCA of Licking County, is the 2015-16 campaign chair for the United Way of Licking County, is chair of the Development Council Cultivation Committee at The Works and is a member of the Granville Rotary Club. 5

Experienced Leadership Team Name Position Age Years with PRK Years In Industry David L. Trautman President & CEO 55 33 33 C. Daniel DeLawder Chairman 66 45 45 Brady T. Burt Chief Financial Officer 44 9 15  Senior leadership consists of executives with proven local market experience  Leadership team averages 27 years of banking experience  Average management tenure with Park National is approximately 18 years 6

Leadership Team – continued Name Position Age Years with PRK Years In Industry Adrienne M. Brokaw SVP – Director of Internal Audit 48 3 17 Thomas J. Button SVP – Chief Credit Officer 56 19 30 Thomas M. Cummiskey SVP – Trust 46 16 18 Robert N. Kent, Jr. President – Scope Aircraft Finance 58 13 33 Timothy J. Lehman SVP and Chief Operating Officer 51 21 21 Laura B. Lewis SVP – Human Resources & Marketing 56 31 31 Matthew R. Miller SVP – Chief Accounting Officer 38 7 13 Jason L. Painley SVP – Chief Risk Officer 39 4 15 Greg M. Rhoads VP – Chief Information Officer 38 14 14 Cheryl L. Snyder SVP – Consumer Banking 59 36 38 Paul E. Turner SVP - Treasury 48 26 26 Jeffrey A. Wilson SVP – Chief Administrative Officer 49 11 19 7

Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry Brett A. Baumeister President – Unity National Bank 50 12 26 John A. Brown President – Security National Bank 47 25 25 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 47 19 25 Chris R. Hiner President – Richland Bank 33 10 10 Brian R. Hinkle President – Farmers & Savings Bank 39 11 15 Thomas M. Lyall Chairman – Century National Bank 70 45 45 Matthew R. Marsh President – Guardian Finance Company 50 17 28 Patrick L. Nash President – Century National Bank 51 29 29 Vickie A. Sant President – First-Knox National Bank 61 40 40 Donald R. Stone President – United Bank 59 20 32 John E. Swallow President – Second National Bank 59 31 41 Stephen G. Wells President – Fairfield National Bank 55 32 32 8

Highlights of the First Six Months of 2016 • Loan growth of $64.4 million in 2Q 2016 (5.2% annualized) and $58.9 million year-to-date (2.36% annualized) at Park’s Ohio subsidiary, The Park National Bank. • Credit quality remains strong: Park National Corporation experienced annualized net charge-offs for the first six months of 5 basis points, and 4 basis points for Park’s Ohio subsidiary, The Bank National Bank. • Continued reduction of SEPH (formerly Vision) nonperforming assets. At June 30, 2016, the carrying value of SEPH’s nonperforming assets were approximately $34.5 million, including $9.6 million of participations at Park National Bank. 9

ROA and ROE History

PRK and PRK, excluding Vision & Southeast Property Holdings, LLC (SEPH)

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
2Q 2016 YTD (annualized)	1.05%	1.06%	1.00% [4]	10.68%	10.92%	8.94% [4]
2015	1.11%	1.12%	0.96%	11.40%	11.69%	8.86%
2014	1.22%	1.16%	0.94%	12.34%	11.81%	8.23%
2013	1.15%	1.16%	1.04%	11.94%	12.11%	8.89%
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.56%
2011	1.06%	1.59%	0.80%	11.81%	19.46%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.04)%	12.12% [3]	21.57%	(1.80)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
Average 2006 – 2015	1.14%	1.45%	0.68%	12.05%	16.48%	6.11%

[1] Calculated using average common equity for Park National Corporation.
[2] Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.
[3] Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%,respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.
[4] Due to unavailability of 2Q 2016 peer median financial metrics, data utilized herein reflects 1Q 2016 peer results.

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

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Total Return Performance Park National Corporation The total return performance graph depicts the yearly change in Park’s cumulative total shareholder return over the five-year period from December 31, 2010 to December 31, 2015. Calculations include the reinvestment of dividends and are indexed to the base year’s measurement point (closing price on last trading day before the beginning of Parks’ fifth preceding fiscal year). Source: SNL 11 70 85 100 115 130 145 160 175 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 In d e x V a lu e Total Return Performance Park National Corporation NYSE MKT Composite NASDAQ Bank Stocks SNL Financial Bank and Thrift

The Park National Bank – The bank of choice Source: SNL, June 30, 2015 Headquarter Counties – Deposits (in thousands) Bank Division Year Joined Park Hdqtr. Co. Deposits Total County Deposits % of 2015 Market Share % of 2014 Market Share 2015 Headquarter County Market Share Rank 2014 Headquarter County Market Share Rank Park National 1908 $1,514,503 $2,404,875 62.98% 58.57% 1 1 Fairfield National 1985 399,288 1,939,982 20.58% 21.43% 1 1 Richland Bank 1987 517,811 1,789,437 28.94% 28.33% 1 1 Century National 1990 450,178 1,343,364 33.51% 30.83% 1 1 First-Knox National 1997 512,206 843,859 60.70% 56.89% 1 1 Second National 2000 259,788 1,077,710 24.11% 23.87% 2 2 Security National 2001 479,689 1,461,621 32.82% 31.51% 1 1 Seven largest OH divisions $4,133,463 $10,860,848 38.06% 35.75% Other OH divisions – headquarter counties 562,078 4,972,186 11.30% 11.01% Total OH divisions – headquarter counties $4,695,541 $15,833,034 29.66% 27.78% Remaining Ohio bank deposits $919,641 Total Ohio bank deposits $5,615,182 12

Park National Corporation – Income Statement Source: Company Filings Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application. (in thousands) Q2 2016 Q1 2016 Six months YTD 2016 Six months YTD 2015 2015 2014 Net interest income $ 57,485 $ 59,819 $ 117,304 $ 112,050 $ 227,632 $ 225,044 Provision for (recovery of) loan losses 2,637 910 3,547 3,244 4,990 (7,333) Other income 18,736 17,389 36,125 38,064 77,551 75,549 Other expense 45,306 49,899 95,205 90,387 186,614 187,510 Income before income taxes $ 28,278 $ 26,399 $ 54,677 $ 56,483 $ 113,579 $ 120,416 Federal income taxes 8,280 7,713 15,993 16,400 32,567 36,459 Net income $ 19,998 $ 18,686 $ 38,684 $ 40,083 $ 81,012 $ 83,957 13

PARK NATIONAL CORPORATION Statement of Condition Source: Company Filings (in millions) June 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Investment securities $ 1,548 $ 1,644 $ 1,501 Loans 5,128 5,068 4,830 Allowance for loan losses (59) (56) (54) Other assets 815 655 724 Total assets $ 7,432 $ 7,311 $ 7,001 Non-interest bearing deposits $ 1,378 $ 1,404 $ 1,269 Interest bearing deposits 4,246 3,944 3,859 Total deposits $ 5,624 $ 5,348 $ 5,128 Total borrowings 997 1,177 1,109 Other liabilities 71 73 67 Stockholders’ equity 740 713 697 Total liabilities & shareholders’ equity $ 7,432 $ 7,311 $ 7,001 Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application. 14

Quarterly Net Income by Operating Segment Source: Company Filings (In thousands) Q2 2016 Q1 2016 Six months YTD 2016 Six months YTD 2015 2015 2014 PNB $ 21,078 $ 21,744 $ 42,822 $ 40,492 $ 84,345 $ 82,907 GFSC 626 (1,836) (1,210) 688 1,423 1,175 Park Parent Company 1 (1,069) (1,834) (2,903) (969) (4,549) (5,050) Ongoing operations $ 20,635 $ 18,074 $ 38,709 $ 40,211 $ 81,219 $ 79,032 SEPH (637) 612 (25) (128) (207) 4,925 Total Park $ 19,998 $ 18,686 $ 38,684 $ 40,083 $ 81,012 $ 83,957 1 The “Park Parent Company” above excludes the results for SEPH, an entity which is winding down commensurate with the disposition of its problem assets. Management considers the “Ongoing operations” results to be reflective of the business of Park and its subsidiaries on a going forward basis. The discussion below provides some additional information regarding the segments that make up the “Ongoing operations”, followed by additional information on SEPH. Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application. 15

Source: Company Filings The Park National Bank Income Statement (In thousands) Q2 2016 Q1 2016 Six months YTD 2016 Six months YTD 2015 2015 2014 Net interest income $ 56,006 $ 57,155 $ 113,161 $ 108,587 $ 220,879 $ 218,641 Provision for (recovery of) loan losses 1,362 1,533 2,895 4,742 7,665 3,517 Fee income 18,508 17,223 35,731 36,732 75,188 69,384 Total other expense 42,731 41,360 84,091 81,518 167,476 163,641 Income before income taxes $ 30,421 $ 31,485 $ 61,906 $ 59,059 $ 120,926 $ 120,867 Federal income taxes 9,343 9,741 19,084 18,567 36,581 37,960 Net income $ 21,078 $ 21,744 $ 42,822 $ 40,492 $ 84,345 $ 82,907 Note: Prior period results were updated to reflect the January 1, 2015 adoption of Accounting Standards Update (ASU) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The adoption of this ASU required retrospective application. 16

Park National Bank Statement of Condition Source: Company Filings (In thousands) June 30, 2016 December 31, 2015 June 30, 2015 % change from 12/31/15 % change from 6/30/15 Loans $ 5,088,014 $ 5,029,072 $ 4,860,342 1.17% 4.68% Allowance for loan losses 56,293 54,453 55,242 3.38% 1.90% Net loans 5,031,721 4,974,619 4,805,100 1.15% 4.72% Investment securities 1,545,823 1,641,539 1,547,756 (5.83%) (0.12%) Total assets 7,351,293 7,229,764 7,223,801 1.68% 1.76% Average assets (1) 7,314,230 7,219,898 7,148,628 1.31% 2.32% Return on average assets (2) 1.18% 1.17% 1.14% 0.85% 3.51% (1) Average assets for the six-month periods ended June 30, 2016 and 2015, and for the year ended December 31, 2015. (2) Annualized for the six months ended June 30, 2016 and 2015. 17

Park National Bank Loans by Type Source: Company Filings as of June 30, 2016 • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades 6/30/2016 3/31/2016 12/31/2015 6/30/2015 % Change from Amount Amount Amount Amount 3/31/2016 12/31/2015 6/30/2015 Commercial Real Estate Owner Occupied $ 470,555 $ 504,548 $ 507,572 $ 512,163 (6.7%) (7.3%) (8.1%) Non-Owner Occupied 530,444 481,578 479,584 449,124 10.1% 10.6% 18.1% Residential Real Estate 1,828,506 1,837,932 1,843,525 1,851,962 (0.5%) (0.8%) (1.3%) Construction Real Estate 171,124 172,403 171,301 143,830 (0.7%) (0.1%) 19.0% Commercial & Industrial 964,257 944,118 958,767 853,209 2.1% 0.6% 13.0% Consumer 989,411 951,763 939,020 921,214 4.0% 5.4% 7.4% Farmland 130,068 128,500 126,447 125,736 1.2% 2.9% 3.4% Leases 3,649 2,817 2,856 3,104 29.5% 27.8% 17.6% Total Loans $ 5,088,014 $ 5,023,659 $ 5,029,072 $ 4,860,342 1.3% 1.2% 4.7% Annualized growth rate in 2016 of 2.36% 18

Park National Bank Nonperforming Loans by Type At June 30, 2016 (in thousands) Commercial Real Estate - Owner Occupied 10% Commercial Real Estate Non-Owner Occupied 10% Residential Real Estate 43% Construction Real Estate 4% Commercial & Industrial 24% Consumer 3% Farmland 6% 19 Total Nonperforming Loans at 6/30/16 $ 106,202

SEPH Nonperforming Loans by Type At June 30, 2016 (in thousands) Residential Real Estate 81% Construction Real Estate 12% Commercial & Industrial 7% Total Nonperforming Loans = $13,787 20

Park National Corporation Nonperforming assets 1 The carrying balance of impaired loans as a percentage of unpaid principal balance at June 30, 2016 was 73.4% and 46.8% for Park National Corporation and SEPH, respectively. 2 At June 30, 2016, Vision/SEPH participations included in Park National Corporation’s nonperforming assets were approximately $9.6 million. Source: BHC Performance Report and Company Filings (in thousands) June 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Non-accrual loans 1 $ 111,429 $ 95,887 $ 100,393 Renegotiated loans 1 17,722 24,979 16,254 Loans past due 90 days or more (still accruing) 2,305 1,921 2,641 Total nonperforming loans $ 131,456 $ 122,787 $ 119,288 Other real estate owned (OREO) 17,566 18,651 22,605 Total nonperforming assets 2 $ 149,022 $ 141,438 $ 141,893 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 2.22% 1.93% 2.13% Percentage of nonaccrual, restructured and OREO to assets (PRK) 1.97% 1.91% 1.99% Texas Ratio (PRK) 20.52% 20.28% 20.85% Peer Group Information Mar. 31, 2016 Dec. 31, 2015 Dec. 31, 2014 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 0.73% 0.74% 1.13% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 0.89% 0.90% 1.23% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses. 21

Source: BHC Performance Report and Company Filings (in thousands) June 30, 2016 Dec. 31, 2015 Dec. 31, 2014 Non-accrual loans $ 97,642 $ 81,468 $ 77,477 Renegotiated loans 17,722 24,979 16,157 Loans past due 90 days or more (still accruing) 2,305 1,921 2,641 Total nonperforming loans $ 117,669 $ 108,368 $ 96,275 Other real estate owned (OREO) – PNB 7,038 7,456 10,687 Total nonperforming assets $ 124,707 $ 115,824 $ 106,962 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 1.95% 1.65% 1.67% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.66% 1.57% 1.51% Texas Ratio 17.54% 16.98% 16.09% Peer Group Information Mar. 31, 2016 Dec. 31, 2015 Dec. 31, 2014 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 0.73% 0.74% 1.13% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 0.89% 0.90% 1.23% Park National Corporation less Vision Bank/SEPH Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses. 22

PNB & GFC Nonperforming Loans Supplemental Information 23 7 Year Average NCOs as a % of Average Loans Loan Category PNB, including Guardian $3B - $10B Peer Group $3B - $10B Peer Group Median Commercial, financial & agricultural 0.72% 0.94% 0.83% Commercial real estate 0.27% 0.62% 1.56% Consumer 1.54% 2.64% 1.56% $3,695 $4,850 $2,927 $(550) $(1,621) $(2,000) $(1,000) $- $1,000 $2,000 $3,000 $4,000 $5,000 Accomodation/Food Services Agricultural Healthcare and Social Assistance Other Commercial Loans Consumer Change in 1Nonperforming Loans from 12/31/15 - 6/30/16 (in thousands) 1 At June 30, 2016, approximately 68.4% of PRK’s Ohio-based nonaccrual loans were current.

Park National Bank Commercial Loan Portfolio Trends 1 Commercial loans include: (1) Commercial, financial and agricultural loans, (2) Commercial real estate loans, (3) Commercial related loans in the construction real estate portfolio and (4) Commercial related loans in the residential real estate portfolio. *Included within Park National Bank’s impaired loan totals, participations related to Vision Bank were $8.4 million, $5.1 million, and $5.0 million December 31, 2014, December 31, 2015, and June 30, 2016, respectively. Source: Company Filings 1 24 $2,360,689 $2,493,518 $2,526,221 51,323 66,232 77,155 $2,431,511 $2,588,241 $2,614,355 $2,000,000 $2,100,000 $2,200,000 $2,300,000 $2,400,000 $2,500,000 $2,600,000 $2,700,000 December 31, 2014 December 31, 2015 June 30, 2016 (D ata in 00 0 s) Impaired* Substandard Special Mention Pass rated

PRK comparison to peers 1 Calculated for the six months ended June 30, 2016. 2 Annualized based on dividends and stock price through June 30, 2016. 3 Due to unavailability of 2Q 2016 peer median financial metrics, data utilized herein reflects 1Q 2016 peer results. Source: Company Filings and SNL data of $3 to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book % PRK Price to tangible book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 2Q 2016 190% 127% 3 211% 154% 3 18.2 1 14.9 3 4.1 2 2.4 3 2015 194% 136% 216% 168% 17.2 16.2 4.2 2.1 2014 196% 146% 218% 178% 16.2 19.8 4.2 1.9 2013 202% 170% 227% 192% 17.0 19.9 4.4 2.1 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 25

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division) 26

PRK M&A Strategy Two prong strategy guidelines: • Traditional M&A • Strong franchise, good reputation • Good market share • Existing leadership continuity • Traditional community bank structure • Core deposits • Metro Strategy – Attractive markets in the Midwest / Mid-Atlantic states • Open de novo • Deploy the deposits in our existing high market-share footprint into markets with historical sustained loan growth…and/or • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing or potential trust and wealth management business • Commercial focused • Proven leadership team 27

2016 PRK Agenda 28 A. Consolidated Net Income => $85 million B. Maintain common dividend at historic rate C. Perform in upper quintile of $3-$10 billion bank holding company peer group D. Reduce NPA’s to peer levels E. At least maintain => 85% of key risk indicators in green/yellow condition F. Cultivate and respond promptly to M & A possibilities

August 2-3, 2016 Keefe, Bruyette & Woods Community Bank Investor Conference 29